UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/04/2014

QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13449

Delaware	94-2665054
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

224 Airport Parkway
Suite 300
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-944-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Quantum Corp. today announced that it has filed an amended complaint in its pending lawsuit against Crossroads Systems, Inc. (NASDAQ: CRDS) for patent infringement in the U.S. District Court for the Northern District of California. The Quantum lawsuit now accuses Crossroads of infringing two patents (U.S. Patent Nos. 6,766,412 and No. 5,940,849). The infringement claims involve products in Crossroads' StrongBox and SPHiNX product lines. The lawsuit follows Crossroads System's patent infringement claims filed against Quantum in February 2014 in the Western District of Texas. In its answer, Quantum has denied Crossroads' claims and asserted that they are invalid and that Quantum has not infringed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

Date: December 09, 2014	By:	/s/ Shawn D. Hall
Shawn D. Hall
Senior Vice President, General Counsel and Secretary